Frankfurt Autoshow Conference September 10, 2003 advance relentlessly Taking Care of Our Customers and Delivering Shareholder Value

Agenda I. “This is Lear” Video (5:00 minutes) II. Strategic Overview Bob Rossiter Chairman & CEO III. Industry Challenges Jim Vandenberghe Vice Chairman IV. European Operations Douglas DelGrosso President and COO — Europe, Asia & Africa V. (Delivering Shareholder Value)Dave Wajsgras SVP & CFO 2

Strategic Overview 3

Strategic Focus Best Equity Value in Industry #1, #2 or #3 in Market Share in Core Products / Markets Highest Rated Tier I Supplier in Quality and Customer Satisfaction Customer-Focused and Performance-Driven Culture 4

We’ve Steadily Increased our Automotive Interior Capabilities Electronics Instrument Panels Total Floor and Acoustics Automotive Interior Capability Door Panels Overheads Seating 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Transformation from Seat Manufacturer to Integrator of Complete Automotive Interiors 5

Regional Business Strategy “Improve our business structure and grow “Leverage our our market share in leadership position Europe” in total interiors in North America” “Aggressively expand our presence with Asian OEMs” Partnering With Our Customers to Pursue Profitable Growth Worldwide

Quote from our 2002 Annual Report... “We as a team believe that if you give your customers the highest possible quality and customer service, growth is inevitable”

Industry Challenges 8

Automotive Industry Challenges Slow growth in global vehicle demand Continuous quality improvement Margins under pressure Manage through business cycles Improve financial results in Europe 9

Industry Challenge: Slow Growth Lear Response: Profitable Growth Strategy Interiors are the fastest growing automotive segment Intense focus on improving interiors by all major automakers Lear’s sales backlog of $4 billion supports 5% annual growth Rapid growth potential with Asian OEMs, electronics and instrument panels / cockpits Industry’s first Total Interior Integrator program New product innovation (e.g. IntelliTire™) Lear is Well Positioned in the Fastest Growing Segment in the Automotive Industry 10

Industry Challenge: Quality Lear Response: Continuous Improvement Culture Parts Per Million (PPM) Defective* • Management priority 27% (Improvement) • Global focus • Part of Lear culture • Six Sigma discipline • Sharing best practices • Teamwork 1st Half 2002 1st Half 2003 Driven to Provide the Highest Quality Products and Services in the Automotive Industry • Based on internal and customer data. 11

Industry Challenge: Margins Lear Response: Deliver High Value-Added Outstanding customer relationships Total interior capability True partner vs. supplier Economies of scale / common architecture Aggressive VA / VE initiatives Ongoing quality and cost efficiencies Lear Works in Partnership with Customers to Eliminate Waste and Add Value 12

Industry Challenge: Business Cycles Lear Response: Flexible Cost Structure Core Operating Lear Advantage Margin * 5% High variable cost structure Fixed 16% Highest-ever sales backlog No master labor agreement Low capital intensity business 79% Variable Legacy costs / pension liabilities not an issue Materials as a % of Sales: 65% • Core operating margin is defined as income before interest, other expense and income taxes divided by net sales. Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation. 13

Industry Challenge: Europe Lear Response: Improvement Plan in Place Aggressively grow content per vehicle Emphasize seats and electronics Source to lowest-cost countries Improve overall business structure Intense focus on quality and cost In a Challenging Environment, We are Steadily Improving our Results in Europe 14

European Operations 15

European Operations — Quality First Quality Performance 2001 — 2003 PPM Defective 350 300 250 200 150 100 50 0 2001 Q2 Q3 Q4 2002 Q2 Q3 Q4 2003 Q2 Q3F (Q1) (Q1) (Q1) • Based on internal and customer data. 39% reduction year over year 16

European Operations — Quality First Quality Recognitions • GM Supplier of the Year • Ford Silver Award • Porsche Supplier of the Year • Ferrari / Maserati Group Presidents Award • Federal State Quality Award • Cologne Engine Plant Certificate of Merit 17

European Operations

LEAR CORPORATION

- 76 manufacturing facilities
- 9 customer service centers
- 3 technical centers
- Headquarters, Paris France

- South Africa: 7 facilities
  - 1,700 employees



Tanum
Tidaholm
Trollhättan
Färgelanda
Torslanda
Gotenburg
Birmingham
Halewood
Middlemarch
Coventry
Bicester
Bremen
Quakenbrück (SSO)
Rietberg (SSO)
Genk
Eisenach
Ginsheim
Gustavsburg
Feignies
Kronach
Swidnica
Tychy
Plock
Mielec
Gaz
Prestice
Bielsko-Biala
Offranville
Lagny
Cergy
Courbouton
Maisons Laffitte
Garches
Besigheim
Allershausen
Wackersdorf
Zwiesel
Boeblingen
Munich
Plattling
Ebersberg
Köeflach
Lozorno
Gyöngyös
Gyor
Gödöllo
Mor
Pozzod'Adda
Orbassano
Grugliasco
Villastelone
Pianfei
Pesaro
Cassino
Caivano
Bellizzi
Melfi
Logrono
Epila
Valongo
Povoa
Avila
Valdemoro
Roquetes
Valls
Almussafes
Palmela
South Africa: 7
Bursa (Turkey)
Termini Imerese
August 8, 2003

- CSC
- Techcenter
- Manufacturing facilities
- Headquarters

17 countries; 89 locations
37,000 employees

18

European Business Summary Product Mix $5.5 Billion in Sales Seats 72% Electronics 20% Interiors 8% European Operations Represent About 35% of the Revenues of Lear Corporation 19

European Business Summary Customer Mix $5.5 Billion in Sales 22% 28% 14% 5% Other 11% 4% 8% 8% Nissan 20

European New Vehicle Launches Volvo S40/V50 Mazda 3/Axela Electronics Electronics Cadillac SRX Ford C Max Seats Electronics 21

European New Vehicle Launches Land Rover Freelander Electronics Citroen C2 Seats BMW X3 Seats / Electronics 22

European Growth Net Sales (in millions) $7,300 $5,500 $4,200 $1,600 1996 2000 2003 2007 Actual Actual Forecast W/Backlog 23

Improving the Manufacturing Footprint / Reducing Structural Costs Develop core business Divest non-core businesses and assets Consolidate facilities — warehouses, engineering centers and manufacturing operations Expand Eastern Europe and Northern Africa Manufacturing Footprint Continuous Focus on Improving the Business Structure and Reducing Costs 24

Europe CTO Centers Electronics Seats / Interiors Barcelona, Spain Frankfurt, Germany • Identify « Best in Class » at component level • Common hardware opportunities across platform and customers • Traditional VA/VE cost reduction 25

Delivering Shareholder Value 26

Operational Improvements Support a Positive Financial Outlook Operating Perspective • Continuous improvement in quality, cost, speed, innovation and customer satisfaction Financial Perspective • Well positioned for sustainable growth; sales backlog at highest level ever • Return on invested capital improving * • Double-digit net income per share growth • Continuing strong free cash flow * • Solid and improving capital structure Financial Outlook Remains Strong, Led by Our Customer-Focused and Performance-Driven Culture • Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation. 27

Revenue — Profitable Growth Net Sales $18,425 M 500M CAGR 900M (5%) 1,000M In Millions 700M $14,425 M 900M 2002 2003 2004 2005 2006 2007 • Lear positioned for 5% annual sales growth • Based on current backlog, with a constant 16M production environment in North America and Western Europe 28

Operating Results Return on Invested Capital Improving Trailing Twelve Month ROIC* 11.0% 10.5% 10.5% 10.0% 9.8% 9.5% 9.0% 8.5% 8.5% 8.0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2001 2001 2001 2001 2002 2002 2002 2002 2003 2003 • Return on Invested Capital (ROIC) represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 — effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation. 29

Net Income Per Share Double-Digit Growth Net Income Per Share Double Digit Growth $5.50 $4.65 * $5.20 2002 2003 Guidance Target • Full year 2002 net income per share excludes the impact of goodwill impairment of $298.5M after-tax, or $4.46 per share. 30

Free Cash Flow — Continuing Strong Free Cash Flow* Continuing Strong In Millions $395 $400 $318 2001 2002 2003 Guidance Target • Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation. 31

Financial Leverage / Capital Structure - Further Debt Reduction & Increased Financial Flexibility $3,385 Net Debt* $2,981 $2,660 $2,271 In Millions $1,900 1999 2000 2001 2002 2003 Target Estimate • Net debt represents total debt plus utilization of our ABS facility, less cash. Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation. Net Debt to Cap 70% 65% 63% 58% High — 40% Mid — 40% Range Range 32

Rating Agency Update Split Rated Rating Outlook Action Taken S&P BBB- Stable 7/28/039 Moody’s Ba1 Stable August 2002 Standard & Poor’s • Raised corporate credit and senior debt rating to investment grade • Rating reflects: • Solid financial performance amid challenging industry conditions • Market leadership, diversity and flexible cost structure • Successful execution of ambitious growth strategy • Rating assumes: • Disciplined growth profile going forward • Continued, consistent financial performance Moody’s • Continuously review our performance 33

Improving our Balance Sheet “Advantages”... of Investment Grade Status • Financial flexibility / access to capital – In a downturn – To respond to strategic opportunities • Access to cheaper capital markets • Ability to access market quickly – Less credit concern – Shorter road shows • Enhanced credibility with customers / vendors – Financial strength nearer to competitors • Less restrictive debt covenants • Potential for P/E expansion – Access to broader universe of investors – Less volatile stock price through cycles – Signal to equity markets of lower-risk profile company 34

Cash Flow Use Alternatives Fund Strategic Acquisitions Growth Fund New Business Opportunities Initiate a Dividend Shareholder Value Repurchase Shares Pre-Fund Pension and Healthcare Plans Financial Strength Build Cash Balance 35

ADVANCE RELENTLESSLY(™) NYSE: LEA www.lear.com

Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include “income before interest, other expense and income taxes,” “income before restructuring charges, amortization, interest, other expense and income taxes,” “free cash flow,” “ROIC” and “net debt.” Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a borrowing activity. ROIC represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 — effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Net debt represents total debt plus utilization under our ABS facility, less cash. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes and income before restructuring charges, amortization, interest, other expense and income taxes are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management believes that free cash flow is useful in analyzing the Company’s ability to service and repay its debt. Management believes that ROIC is a commonly used measure that provides useful information regarding the efficiency with which the Company’s assets are deployed. Management believes that net debt is generally accepted as providing useful information regarding a company’s financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes, income before restructuring charges, amortization, interest, other expense and income taxes, free cash flow, ROIC nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet or income or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt, and thus does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 37

Use of Non-GAAP Financial Information Return on Invested Capital Earnings (in millions) Twelve Months Q2 2003 Q4 2001 Q1 2001 Income before restructuring charges, amortization, interest, other expense and income taxes Income before income taxes $ 515.9 $ 89.9 $ 395.9 Restructuring charges — 159.3 4.2 Amortization — 90.2 90.1 Interest expense 203.6 254.7 313.9 Other expense, net 59.8 85.8 44.1 Income before restructuring charges, amortization, interest, other expense and income taxes $ 779.3 $ 679.9 $ 848.2 (return on invested capital earnings) 38

Use of Non-GAAP Financial Information Free Cash Flow (in millions) Free cash flow 2002 2001 Net cash provided by operating activities $ 545.1 $ 829.8 Net change in sold accounts receivable 122.2 (245.0) Net cash provided by operating activities before net change in sold accounts receivable 667.3 584.8 Capital expenditures (272.6) (267.0) Free cash flow $ 394.7 $ 317.8 39

Use of Non-GAAP Financial Information Net Debt (in millions) Net Debt 2002 2001 2000 1999 Short-term borrowings $ 37.3 $ 63.2 $ 72.4 $ 103.6 Current portion long-term debt 3.9 129.5 155.6 63.6 Long-term debt 2,132.8 2,293.9 2,852.1 3,324.8 Total debt 2,174.0 2,486.6 3,080.1 3,492.0 Cash (91.7) (87.6) (98.8) (106.9) Asset backed securitization 189.0 260.7 — -Net debt $ 2,271.3 $ 2,659.7 $ 2,981.3 $ 3,385.1 40

Forward Looking Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company’s ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company’s key customers, raw material cost and availability, unanticipated changes in free cash flow and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and the Company does not assume any obligation to update them. 41